SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 11, 2006
(Date of report)

VALUE CONSULTING, INC.
(Exact Name of Registrant as Specified in its Charter)

NV	0-131224	20-4028175
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

1103 Callaway Court Howell, MI 48843
(Address of Principal Executive Office)

(248) 321-0121
(Registrant’s Telephone Number, Including Area Code)

Item 8.01 Other Events

On July 26, 2006, Value Consulting announced it had successfully completed the necessary filings to become a public company. The trading symbol for the new public entity is VCSL (OTCBB: VCSL). A copy of the Company’s press release is included in this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 26, 2006 announcing becoming publicly traded

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLVE STAFFING, INC.
/s/ Brian Ramsey
Dated: August 11, 2006	Brian Ramsey, CEO